UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2011
First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-34095	39-1576570

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Charmany Drive Madison, Wisconsin	53719

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (608) 238-8008
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On October 28, 2011, First Business Financial Services, Inc. announced its earnings for the third quarter of 2011. A copy of the registrant’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and are incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is being “furnished” as part of this Current Report on Form 8-K:

99.1	Press release of the registrant dated October 28, 2011, containing financial information for its third quarter ended September 30, 2011.
..

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2011	First Business Financial Services, Inc.

	By:	/s/ James F. Ropella Name: James F. Ropella
Title: Senior Vice President and CFO

FIRST BUSINESS FINANCIAL SERVICES, INC.
Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press release of the registrant dated October 28, 2011, containing financial information for its third quarter ended September 30, 2011.